SUMMARY PROSPECTUS | April 1, 2026

Cantor Fitzgerald Commodity Strategy Trust

Fund	Class A Shares	Class C Shares	Class I Shares
Cantor Fitzgerald Commodity Return Strategy Fund	CRSAX	CRSCX	CRSOX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at https://www.cantorassetmanagement.com/capabilities/commodities. You can also get this information at no cost by calling 1-833-764-2266. The current Prospectus and SAI, dated April 1, 2026, are incorporated by reference into this Summary Prospectus.

Cantor Fitzgerald Commodity Return Strategy Fund

SUMMARY

Investment objective

The Cantor Fitzgerald Commodity Return Strategy Fund (the “Fund”) seeks total return.

Fees and fund expenses

The accompanying tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial representative and in this Prospectus on page 35 under the heading “Other Shareholder Information—Classes of Shares and Sales Charges” and on page 41 under the heading “Intermediary-Specific Sales Charge Waiver Policies,” and in the Fund’s Statement of Additional Information (“SAI”) on page 57 under the heading “Additional Purchase and Redemption Information.” You may pay other fees on purchases and sales of Class I shares of the Fund, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder fees

(paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	None[1]	1.00%[2]	None
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	None	None	None

Annual fund operating expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management fee	0.59%	0.59%	0.59%
Distribution and service (12b-1) fee	0.25	1.00	None
Other expenses[3]	0.26	0.26	0.26
Total annual fund operating expenses	1.10	1.85	0.85
Less: amount of fee limitations/ expense reimbursements[4]	0.05	0.05	0.05
Total annual fund operating expenses after fee limitations/expense reimbursements	1.05	1.80	0.80
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1.	Purchases of shares of $1 million or more may be subject to a 0.50% deferred sales charge on redemptions within 12 months of purchase.
2.	1.00% during the first year.
3.	The Fund invests in Cantor Fitzgerald Cayman Commodity Fund I, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). “Other expenses” include expenses of both the Fund and the Subsidiary as well as “Acquired fund fees and expenses,” which were less than 0.01% of the average net assets of the Fund.
4.	Cantor Fitzgerald Commodity Strategy Trust (the “Trust”) and O’Connor Alternative Investments, LLC (“O’Connor Alternative Investments”) have entered into a written contract limiting operating expenses to 1.05% of the Fund’s average daily net assets for Class A shares, 1.80% of the Fund’s average daily net assets for Class C shares and 0.80% of the Fund’s average daily net assets for Class I shares at least through February 28, 2028. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse O’Connor Alternative Investments for management fees previously waived and/or for expenses previously paid by O’Connor Alternative Investments, provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by O’Connor Alternative Investments and the reimbursement does not cause the applicable class’s aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limited in effect at the time such fees were waived or such expenses were paid by O’Connor Alternative Investments or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2028.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the Fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	One Year	Three Years	Five Years	Ten Years
Class A (with or without redemption)	$577	$803	$1,048	$1,747
Class C (redemption at end of period)	$283	$577	$996	$2,165
Class C (no redemption)	$183	$577	$996	$2,165
Class I (with or without redemption)	$82	$266	$466	$1,044

Portfolio turnover. The computation of the Fund’s portfolio turnover rate for regulatory purposes excludes trades of derivatives and instruments with a maturity of one year or less. However, the Fund expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains. In addition, the Fund could incur transaction costs, such as commissions, when it buys and sells securities and other instruments. Transaction costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

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Principal investment strategies

The Fund is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return (“BCOM Index”). Total return consists of capital appreciation and income. The Fund intends to invest its assets directly and indirectly in a combination of commodity-linked derivative instruments, including commodity-linked notes, futures, options and swap agreements, and fixed income securities. The Fund gains exposure to commodities markets by investing through the Subsidiary and in structured notes linked to the BCOM Index, other commodity indices, or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. The value of these investments will rise or fall in response to changes in the underlying index or commodity.

The Fund may invest up to 25% of its total assets in the Subsidiary, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Fund will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Generally, the Subsidiary will invest in commodity-linked derivative instruments, but it will also invest in fixed income instruments, including U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, loan participations, bank certificates of deposit, fixed time deposits, bankers’ acceptances, commercial paper and other short-term fixed income securities. The primary purpose of the fixed income instruments held by the Subsidiary will be to serve as collateral for the Subsidiary’s derivative positions; however, these instruments are also expected to earn income for the Subsidiary.

The Fund invests in a portfolio of fixed income securities normally having an average duration of one year or less, and emphasizes investment-grade fixed income securities.

The Fund expects to engage in active and frequent trading of derivatives.

Principal risks of investing in the Fund

A word about risk: All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the Fund are discussed below. The relative significance of each risk factor below may change over time, and you should review each risk factor carefully. Before you invest, please make sure you understand the risks that apply to the Fund. As with any mutual fund, you could lose money over any period of time.

The Fund is not a complete investment program and should only form a small part of a diversified portfolio. At any time, the risk of loss associated with a particular instrument in the Fund’s portfolio may be significantly higher than 50% of the value of the investment. Investors in the Fund should be willing to assume the greater risks of potentially significant short-term share price fluctuations.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Commodity exposure risks: The Fund’s and the Subsidiary’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful.

Focus risk: The Fund will be exposed to the performance of commodities in the BCOM Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the index. As a result, the Fund may be subject to greater volatility than if the index were more broadly diversified among commodity sectors. If the Fund is exposed to a significant extent to a particular commodity or subset of commodities, the Fund will be more exposed to the specific risks relating to such commodity or commodities and will be subject to greater volatility than if it were more broadly diversified among commodity sectors.

Derivatives risk: Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives for leverage. The Fund’s use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as commodity exposure risks, correlation risk, credit risk, illiquidity risk, interest rate risk, leveraging risk and market risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Futures contracts risk: The risks associated with the Fund’s use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Structured note risk: The value of a structured note will be influenced by time to maturity, level of supply and demand for the type of note, interest rate and market volatility, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the reference asset. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.

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Swap agreements risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Fixed income risk: The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

Subsidiary risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus.

The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by O’Connor Alternative Investments, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees (the “Board” or “Trustees”) has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Board will consider any investment advisory services provided to the Subsidiary in connection with the Board’s annual consideration of the investment advisory agreement with O’Connor Alternative Investments (the “Investment Advisory Agreement”). The investment advisory agreement between the Subsidiary and O’Connor Alternative Investments will comply with Section 15 of the 1940 Act. The Fund’s Board approved the investment advisory agreement between the Subsidiary and O’Connor Alternative Investments and will consider its renewal on an annual basis.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

Correlation risk: Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, certain of the Fund’s commodity-linked derivative investments may result in the Fund’s performance diverging from the BCOM Index, perhaps materially. For example, a structured note can be structured to limit the loss or the gain on the investment, which would result in the Fund not participating in declines or increases in the BCOM Index that exceed the limits.

Credit risk: The issuer of a debt instrument or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of the Fund’s investment in that issuer.

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Exposure risk: The risk associated with investments (such as derivatives) or practices that increase the amount of money the Fund could gain or lose on an investment.

•	Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
•	Speculative To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from commodity-linked notes or swap agreements and from writing uncovered call options are unlimited.

Illiquidity risk: Certain fund holdings, such as commodity-linked notes and swaps, may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.

Interest rate risk: Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest on the instrument’s value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Leveraging risk: The Fund may invest in certain derivatives that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the Fund to lose more than the amount it invested in those instruments. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Market risk: The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could have a significant impact on the Fund and its investments. Market risk is common to most investments—including stocks, bonds and commodities—and the mutual funds that invest in them. The performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions-for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

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Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer’s creditworthiness and a bond’s maturity. The bonds of some companies may be riskier than the stocks of others.

Portfolio turnover risk: Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Tax risk: In order to qualify as a Regulated Investment Company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service has issued a ruling that income realized directly from certain types of commodity-linked derivatives would not be qualifying income. As a result, the Fund’s ability to realize income from direct investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the ruling, the Fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, which invests in commodity-linked swaps, commodity futures and other derivatives, and directly through investments in commodity-linked notes. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. The Fund anticipates treating income and gain from the Subsidiary and from commodity-linked notes as qualifying income.

U.S. Government securities risk: Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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Performance

The accompanying bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows you how performance of the Fund’s Class A shares has varied from year to year for up to 10 years. The table compares the Fund’s performance (before and after taxes) over time to that of a broad-based securities market index
(i.e., a regulatory index). The Fund’s regulatory index is the Bloomberg US Aggregate Bond Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The table also compares the Fund’s performance to the BCOM Index, which is currently composed of futures contracts on 24 physical commodities. Prior to April 1, 2026, the Fund’s investment adviser was UBS Asset Management (Americas) LLC. Effective April 1, 2026, the Fund’s investment adviser changed from UBS Asset Management (Americas) LLC to O’Connor Alternative Investments. There were no changes to the Fund’s investment objective or investment strategies in connection with the change in the Fund’s investment adviser. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The Fund makes updated performance available at the Fund’s website https://www.cantorassetmanagement.com/capabilities/commodities or by calling Cantor Fitzgerald Commodity Strategy Trust at 855-922-6867.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Year-by-year total returns

Best quarter: 25.49% (Q1, 2022)
Worst quarter: -22.16% (Q1, 2020)
Inception date: 12/30/04

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Average annual total returns

Period ended 12/31/25:	One Year 2025	Five Years 2021-2025	Ten Years 2016-2025
Class A Return before taxes	9.88%	9.26%	5.08%
Class A Return after taxes on distributions	7.77	4.27	2.47
Class A Return after taxes on distributions and sale of fund shares	5.81	4.91	2.76
Class C Return before taxes	13.46	9.46	4.78
Class I Return before taxes	15.65	10.57	5.86
Bloomberg Commodity Index Total Return (reflects no deductions for fees, expenses or taxes)	15.77	10.64	5.73
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.30	-0.36	2.01
•	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio management

Investment manager: O’Connor Alternative Investments, LLC

Portfolio managers: The Commodities Management Team is responsible for the day-to-day management of the Fund. Christopher Burton, Portfolio Manager and Senior Managing Director, and Scott Ikuss, Portfolio Manager and Senior Vice President, are the portfolio managers of the team and have been managing the Fund since 2005 and 2023, respectively.

Other important information regarding fund shares For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the “Summary of Other Important Information Regarding Fund Shares” section on page 8 of this Prospectus.

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Summary of other important information regarding Fund shares

Purchase and sale of Fund shares

Eligible investors may purchase, redeem or exchange shares of the Fund each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

The Fund’s initial investment minimums for Class A and Class C generally are as follows:

General	$2,500
IRAs	$500
Retirement plan programs	None

The Fund’s subsequent investment minimums for Class A and Class C generally are as follows:

General	$100
IRAs	$100 ($50 for electronic transfers (ACH))
Retirement plan programs	None

The Fund’s initial investment minimum for Class I generally is $250,000.

The Fund’s subsequent investment minimum for Class I generally is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the Fund by phone (Cantor Fitzgerald Commodity Strategy Trust at 855-922-6867).

Tax information

The Fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial representative (such as a bank), the Fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial representative’s website for more information.

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